Inx Token Liability - Schedule of Fair Value of Inx Tokens Free of, or Subject to Lock-Up Agreements and the Discount Rates (Details) - Not subject to lock-up [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Schedule of Fair Value of Inx Tokens Free of, or Subject to Lock-Up Agreements and the Discount Rates [Line Items]
Discount rate	0.00%	0.00%
Number of INX tokens	142,696,001	135,959,320
Total fair value	$ 24,258	$ 25,833